Related party transactions (Details) - USD ($) $ in Thousands		3 Months Ended		9 Months Ended
		May 31, 2024	May 31, 2023	May 31, 2024	May 31, 2023
Related Party Transactions
Remuneration	[1]	$ 429	$ 438	$ 1,293	$ 1,414
Share-based compensation expense		185	410	1,173	1,682
Total directors and key management personnel		$ 614	$ 848	$ 2,466	$ 3,096

[1]	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share-based compensation for their services and officers are entitled to cash remuneration and share-based compensation for their employment services.